UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CLEARWATER PAPER CORPORATION
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

You invested in CLEARWATER PAPER CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 11, 2023.

Get informed before you vote

View the Notice & Proxy Statement, Annual Report/10K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 27, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote in Person at the Meeting* May 11, 2023 9:00 AM PDT
Grand Hyatt, 721 Pine Street Seattle, WA 98101 or attend virtually at https://register.proxypush.com/CLW

  * Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com	Control # XXXX XXXX XXXX XXXX

  THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

SHARE CLASSES REPRESENTED FOR VOTING
THE COMPANY NAME INC. - COMMON ASDFGHJKL	123456789.1234
THE COMPANY NAME INC.- CLASS A	123456789.1234
THE COMPANY NAME INC.- CLASS B	123456789.1234
THE COMPANY NAME INC.- CLASS C	123456789.1234
THE COMPANY NAME INC.- CLASS D	123456789.1234
THE COMPANY NAME INC. - CLASS E	123456789.1234
THE COMPANY NAME INC. - CLASS F	123456789.1234
THE COMPANY NAME INC. - 401 K	123456789.1234

Voting Items		Board Recommends

1.	Election of Directors
Nominees:
1a.	Joe W. Laymon	For

1b.	John P. O’Donnell	For

1c.	Christine M. Tucker	For
2	Ratification of the appointment of KPMG, LLP as the Company independent registered public accounting firm for 2023.	For

3	Advisory vote to approve named executive officer compensation.	For

4	To recommend, by non-binding vote, the frequency of executive compensation votes.	Year

5	Approve amendment to Clearwater Paper 2017 Stock Incentive Plan	For

NOTE: This proxy proposal will be voted as directed but if not otherwise directed, for each director, for proposals 2,3 and 5 and for one (1) year on proposal 4.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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